UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2005

M&T Bank Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One M&T Plaza, Buffalo, New York		14203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(716) 842-5446

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) At a meeting of the Board of Directors of M&T Bank Corporation on February 15, 2005, Donald Devorris and James V. Glynn, each of whom are currently directors of M&T Bank Corporation and have attained 70 years of age since M&T Bank Corporation's 2004 Annual Meeting of Stockholders, elected to retire in accordance with the Board's policy establishing a retirement age of 70 years.

Accordingly, Messrs. Devorris and Glynn will not be standing for reelection as directors of M&T Bank Corporation at its 2005 Annual Meeting of Stockholders, which is presently scheduled for April 19, 2005, and Mr. Glynn will also retire as a member of the Audit Committee of the Board of Directors of M&T Bank Corporation on that date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

February 18, 2005	By:	/s/ Michael P. Pinto

Name: Michael P. Pinto
Title: Executive Vice President and Chief Financial Officer